UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                        April 18, 2005
           Date of Report (Date of earliest event reported)

                     Certified Services, Inc.
          (Exact name of Registrant as specified in charter)

	Nevada                 0-31527	               88-0444079
(State or other jurisdiction  (Commission File     (IRS. Employer
       of incorporation)        Number)         Identification No)


5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (954)677-0202

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Item 4.01	Changes In Registrant's Certifying Accountant.

On April 18, 2005, we engaged Carpenter, Mountjoy & Bressler,
P.S.C., of Louisville, KY ("CM&B") as independent certified public accountants to audit our financial statements for the fiscal year ended December 31, 2004 (the "Audit").

On January 18, 2005, Midwest Merger Management, LLC, our principal stockholder ("Midwest"), retained Mountjoy & Bressler, LLP, an affiliate firm of CM&B, to provide services in connection with an agreed upon procedures engagement for the period January 1, 2002, through December 31, 2004, related to a certain Risk Management
Agreement dated January 1, 2002 between us and Midwest.   No
services have been provided as yet under the engagement.

Item 7(c) Exhibits

EXHIBITS

None

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2005
					CERTIFIED SERVICES, INC.
                                        By: /s/ Danny L. Pixler
	                                Name: Danny L. Pixler
                                        Title:    President

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